SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2007

THE THAXTON GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-27086	57-0669498
(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Pageland Highway, Lancaster, South Carolina	29720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (803) 285-4337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities and Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 8, 2007, an Asset Purchase Agreement was entered into by and among Southern Management Acquisition Corp., a Delaware corporation (“Buyer”), Southern Management Corporation, a South Carolina corporation (the “Company”), Southern Finance of Tennessee, Inc., a Tennessee corporation, Covington Credit of Texas, Inc., a Texas corporation, Covington Credit, Inc., an Oklahoma corporation, Covington Credit of Alabama, Inc., an Alabama corporation, Covington Credit of Georgia, Inc., a Georgia corporation, Southern Finance of South Carolina, Inc., a South Carolina corporation, Quick Credit Corporation, a South Carolina corporation, (together with the Company, “Sellers”), Thaxton Group, Inc., a South Carolina corporation (“Thaxton Group”), Thaxton Investment Corporation, a South Carolina corporation (“Thaxton Investment”) and, solely for purposes of Sections 6(b) and 13(m), Regional Holdings I. Corp., a Delaware corporation (“Guarantor”) relating to the sale of the Southern Management business.

The purchase price for the sale of the Southern Management business was $90,000,000 plus the assumption of certain liabilities.

If this transaction were to close on the current terms and conditions, it is expected that the Cash Distributions ultimately distributed to the Holders of Allowed Unsecured Claims would exceed 85% of such Holders’ Allowed Unsecured Claims.

The closing of this transaction is subject to a number of conditions, including various regulatory approvals. Accordingly, it is expected that the closing of this transaction will not occur for several months.

In this regard, there can be no assurance that this transaction will ultimately close or that it will close upon the currently agreed upon terms and conditions.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement dated June 8, 2007 by and among Southern Management Acquisition Corp., a Delaware corporation (“Buyer”), Southern Management Corporation, a South Carolina corporation (the “Company”), Southern Finance of Tennessee, Inc., a Tennessee corporation, Covington Credit of Texas, Inc., a Texas corporation, Covington Credit, Inc., an Oklahoma corporation, Covington Credit of Alabama, Inc., an Alabama corporation, Covington Credit of Georgia, Inc., a Georgia corporation, Southern Finance of South Carolina, Inc., a South Carolina corporation, Quick Credit Corporation, a South Carolina corporation, (together with the Company, “Sellers”), Thaxton Group, Inc., a South Carolina corporation (“Thaxton Group”), Thaxton Investment Corporation, a South Carolina corporation (“Thaxton Investment”) and, solely for purposes of Sections 6(b) and 13(m), Regional Holdings I. Corp., a Delaware corporation (“Guarantor”) .

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE THAXTON GROUP, INC.

By:	/s/ Robert R. Dunn
Robert R. Dunn
President, Chief Executive Officer and Chief Restructuring Officer

Dated: June 8, 2007

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